Exhibit 32.1


               Certification pursuant to 18 U.S.C., Section 1350
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                 ___________________________________________


In connection with the Quarterly Report on Form 10-QSB, filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of The First Bancshares, Inc. (the "Company") for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David E. Johnson, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)  the Report fully complies with the requirements of Section 13(a) or
    Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     /s/ David E. Johnson
                                     __________________________________
                             Name:   David E. Johnson
                             Title:  President and Chief Executive Officer
                             Date:   November 13, 2003


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The First Bancshares, Inc., and will be retained by The First Bancshares, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.